EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Allan Spissinger, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Annual Report on Form 10-K of Lexaria Bioscience Corp. for the year ended August 31, 2017 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Lexaria Bioscience Corp.

Dated: November 14, 2018

“Allan Spissinger”
Allan Spissinger CPA, CA
Chief Financial Officer and Treasurer
(Principal Financial Officer and Principal Accounting Officer)
Lexaria Bioscience Corp.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Lexaria Bioscience Corp. and will be retained by Lexaria Bioscience Corp. and furnished to the Securities and Exchange Commission or its staff upon request.